                                                                      EXHIBIT 99

                                  EXHIBIT INDEX

EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a Articles of Amendment and Restatement of American Century Growth Funds,
Inc., dated February 23, 2006.

EX-99.b Bylaws of American Century Growth Funds, Inc. (to be filed by amendment).

EX-99.c Registrant hereby incorporates by reference, as though set forth fully herein, the Fourth and Sixth Articles of the Registrant's Amended and Restated
Articles of Incorporation, appearing as Exhibit (a) herein, and Sections 3 through 11 of the Registrant's Bylaws, appearing as Exhibit (b) herein.

EX-99.d Management Agreement between American Century Growth Funds, Inc. and
American Century Investment Management, Inc. (to be filed by amendment).

EX-99.e Distribution Agreement between American Growth Funds, Inc. and American
Century Investment Services, Inc. (to be filed by amendment).

EX-99.g Master Agreement by and between Commerce Bank N.A. and Twentieth Century
Services, Inc. (filed as Exhibit b8e to the Registration Statement on Form N-1A
of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28,
1997, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement between American Century Growth Funds, Inc.
and American Century Services, LLC (to be filed by amendment).

EX-99.h2 Customer Identification Program Reliance Agreement (to be filed by amendment).

EX-99.i Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1 Consent of Deloitte & Touche, LLP, independent registered public accounting firm (to be filed by amendment).

EX-99.j2 Power of Attorney, dated January 25, 2006.

EX-99.j3 Secretary's Certificate, dated January 25, 2006.

EX-99.l Initial Capital Agreement (to be filed by amendment).

EX-99.m1 Advisor Class Master Distribution and Individual Shareholder Services
Plan of American Century Growth Funds, Inc. (to be filed by amendment).

EX-99.m2 R Class Master Distribution and Individual Shareholder Services Plan of
American Century Growth Funds, Inc. (to be filed by amendment).

EX-99.n Multiple Class Plan of American Century Growth Funds, Inc. (to be filed by amendment).

EX-99.p1 American Century Investments Code of Ethics (to be filed by amendment).

EX-99.p2 Independent Directors' Code of Ethics (to be filed by amendment).